UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2023

T. Rowe Price Group, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-32191	52-2264646
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 East Pratt Street, Baltimore, Maryland 21202

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (410) 345-2000

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.20	TROW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of our stockholders was held on May 9, 2023. The proxy statement and solicitation pertaining to this meeting were previously filed with the Commission on March 21, 2023. Shares eligible to vote were 224,513,705 at the record date of March 1, 2023.

The tabulation of votes for each proposal voted on by stockholders was as follows:

Proposal 1 - Election of Directors

Nominee	For	Against	Abstain	Broker Non-Vote
Glenn R. August	154,935,990	3,456,864	204,880	28,409,973
Mark S. Bartlett	142,983,114	15,404,596	210,024	28,409,973
Dina Dublon	155,761,980	2,670,174	165,580	28,409,973
Dr. Freeman A. Hrabowski, III	146,268,666	12,155,653	173,415	28,409,973
Robert F. MacLellan	151,187,319	7,040,596	369,819	28,409,973
Eileen P. Rominger	155,849,825	2,579,851	168,058	28,409,973
Robert W. Sharps	156,693,126	1,583,608	321,000	28,409,973
Robert J. Stevens	151,787,417	6,590,359	219,958	28,409,973
William J. Stromberg	154,819,536	3,598,744	179,454	28,409,973
Sandra S. Wijnberg	143,519,735	14,905,997	172,002	28,409,973
Alan D. Wilson	152,836,271	5,562,139	199,324	28,409,973

Proposal 2 - Advisory Vote on the Compensation Paid to Our Named Executive Officers

For	Against	Abstain	Broker Non-Vote
134,691,776	22,881,131	1,024,827	28,409,973

Proposal 3 - Approval of the Restated 1986 Employee Stock Purchase Plan, Which Includes the Increase by 3 Million Shares of the Share Pool Available for Purchase by Employees

For	Against	Abstain	Broker Non-Vote
153,132,810	4,865,817	599,107	28,409,973

Proposal 4 - Advisory Vote on the Selection of Frequency for Voting on Compensation Paid to Our Named Executive Officers

For 1 Year	For 2 Years	For 3 Years	Abstain	Broker Non-Vote
154,273,171	1,256,470	2,139,704	928,389	28,409,973

Proposal 5 - Ratification of the Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm for 2023

For	Against	Abstain	Broker Non-Vote
180,457,849	6,123,287	426,571	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
T. Rowe Price Group, Inc.
By: /s/ David Oestreicher
David Oestreicher
Vice President, Chief Legal Counsel and Corporate Secretary
Date: May 12, 2023